Exhibit 99.2

Financial Supplement

March 31, 2008

This report is for informational purposes only. It should be read in conjunction with other documents filed by Montpelier Re Holdings Ltd. pursuant to the Securities Exchange Act of 1934.

contact:	William Pollett, Treasurer
telephone:	+1 (441) 297 9576
e-mail:	bill.pollett@montpelierre.bm

Application of the Safe Harbor of the Private Securities Litigation Reform Act of 1995:

This financial supplement contains forward-looking statements within the meaning of the United States (the U.S.) federal securities laws, pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, that are not historical facts, including statements about our beliefs and expectations. These statements are based upon current plans, estimates and projections. Forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of uncertainties and various risk factors, many of which are outside the Companys control, that could cause actual results to differ materially from such statements. See Risk Factors contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2007 as filed with the Securities and Exchange Commission (the "SEC"). In particular, statements using words such as may, should, estimate, expect, anticipate, intend, believe, predict, potential, or words of similar import generally involve forward-looking statements.

Important events and uncertainties that could cause the actual results, future dividends or future common share repurchases to differ include, but are not necessarily limited to: market conditions affecting our common share price; the possibility of severe or unanticipated losses from natural or man-made catastrophes; the effectiveness of our loss limitation methods; our dependence on principal employees; our ability to execute the business plan of our new insurance and reinsurance initiatives effectively, including the integration of those operations into our existing operations; increases in our general and administrative expenses due to new business ventures, which expenses may not be recoverable through additional profits; the cyclical nature of the reinsurance business; the levels of new and renewal business achieved; opportunities to increase writings in our core property and specialty reinsurance and insurance lines of business and in specific areas of the casualty reinsurance market; the sensitivity of our business to financial strength ratings established by independent rating agencies; the estimates reported by cedants and brokers on pro-rata contracts and certain excess of loss contracts where the deposit premium is not specified in the contract; the inherent uncertainties of establishing reserves for loss and loss adjustment expenses, particularly on longer-tail classes of business such as casualty; our reliance on industry loss estimates and those generated by modeling techniques; unanticipated adjustments to premium estimates; changes in the availability, cost or quality of reinsurance or retrocessional coverage; changes in general economic conditions; changes in governmental regulation or tax laws in the jurisdictions where we conduct business; our ability to assimilate effectively the additional regulatory issues created by our entry into new markets; the amount and timing of reinsurance recoverables and reimbursements we actually receive from our reinsurers; the overall level of competition, and the related demand and supply dynamics in our markets relating to growing capital levels in the reinsurance industry; declining demand due to increased retentions by cedants and other factors; the impact of terrorist activities on the economy; and rating agency policies and practices.

We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made.

Page

1	Consolidated Financial Highlights

2	Summary Consolidated Balance Sheets

3	Summary Consolidated Income Statements

4	Premium Analysis by Quarter

5	Losses Paid to Incurred Analysis

6	Losses and Loss Ratios by Line

7	Consolidated Investments

8	Consolidated Investment Detail - Mortgage-backed and Asset-backed Securities

9	Reinsurance Recoverable by Rating

10	Fully Converted Book Value Per Share

11	Securities Convertible into Common Shares

12	Basic and Diluted Earnings Per Share

13	Financial Measures Disclosures

MONTPELIER RE HOLDINGS LTD.
Consolidated Financial Highlights (unaudited)
$ in millions, except per share amounts

	Three months ended Mar 31		% change
	2008	2007	QTR

Highlights
Gross premiums written	$256.8	$261.0	-2%

Net premiums written	$222.1	$189.3	17%

Net premiums earned	$140.3	$142.7	-2%

Net investment income	$24.5	$33.1	-26%

Operating income[1]	$28.2	$60.3	-53%

Net income	$0.3	$73.3

Comprehensive income (loss)	$(1.8)	$72.6

Total assets	$3,351.5	$3,939.9

Shareholders' equity	$1,569.5	$1,559.5

Per share data
Diluted operating income per share [2]	$0.32	$0.62
Diluted comprehensive income (loss) per share [2]	$(0.02)	$0.75
Fully converted book value per share [3]	$17.76	$16.08
Fully converted tangible book value per share [3]	$17.71	$16.08
Cash dividends per share	$0.075	$0.075

Financial ratios
Loss and loss adjustment expense ratio:
Current year	69.4%	47.5%
Prior year	-14.9%	-5.7%
Loss and loss adjustment expense ratio	54.5%	41.8%
Acquisition costs ratio	15.5%	13.0%
General and administrative expense ratio	19.7%	10.8%
Combined ratio	89.7%	65.6%

Operating income / Avg shareholders' equity	1.8%	4.0%

Change in FCBVPS adj for Dvds [4]	-0.3%	4.4%
Change in FCBVPS adj for Dvds [4]: Rolling 12 months	12.3%	33.8%

[1] Excludes net realized and unrealized gains (losses) on investments, foreign exchange and income taxes.

[2] See Page 12 for calculation and Page 13 for a discussion of our use of certain Financial Measures Disclosures.
[3] See Page 10 for calculation and Page 13 for a discussion of our use of certain Financial Measures Disclosures.
[4] Change in FCBVPS adj for Dvds is the internal rate of return of the increase in fully converted book value per share in the period plus dividends declared. See page 13 for a discussion of our use of certain Financial Measures Disclosures.

MONTPELIER RE HOLDINGS LTD.
Summary Consolidated Balance Sheets (unaudited)
$ in millions, except per share amounts

	Mar 31	Dec 31	Sept 30	Jun 30	Mar 31
	2008	2007	2007	2007	2007

ASSETS
Investments and cash and cash equivalents	$2,729.9	$2,848.1	$2,923.6	$2,873.1	$3,117.5
Securities lending collateral	70.2	192.0	136.7	171.9	219.5
Premiums receivable	255.3	160.5	218.8	271.1	230.5
Deferred acquisition costs	38.6	27.7	37.8	41.6	37.3
Reinsurance recoverable on paid and unpaid losses	169.3	169.3	164.5	174.7	204.1
Unearned premium ceded	36.6	21.1	51.6	72.2	84.2
Other assets	51.6	106.5	56.2	45.8	46.8

Total Assets	$3,351.5	$3,525.2	$3,589.2	$3,650.4	$3,939.9

LIABILITIES & MINORITY INTEREST
Loss and loss adjustment expense reserves	846.7	860.7	905.8	958.3	1,005.5
Unearned premium	284.7	187.4	290.5	331.0	305.5
Securities lending payable	71.0	193.4	136.7	171.9	219.5
Debt	352.4	427.4	427.4	427.4	427.3
Other liabilities	164.6	114.5	115.3	142.5	171.5
Total Liabilities	1,719.4	1,783.4	1,875.7	2,031.1	2,129.3

Minority Interest - Blue Ocean preferred shares	-	20.6	19.1	18.5	63.4
Minority Interest - Blue Ocean common shares	62.6	68.1	64.4	60.2	187.7
Total Minority Interest	62.6	88.7	83.5	78.7	251.1

COMMON SHAREHOLDERS' EQUITY	1,569.5	1,653.1	1,630.0	1,540.6	1,559.5

Total Liabilities, Minority Interest & Common Shareholders' Equity	$3,351.5	$3,525.2	$3,589.2	$3,650.4	$3,939.9

Fully converted book value per share [1]	$17.76	$17.88	$17.03	$16.04	$16.08

Fully converted tangible book value per share [1]	$17.71	$17.82	$17.03	$16.04	$16.08

[1] See Page 10 for calculation and Page 13 for a discussion of our use of certain Financial Measures Disclosures.

MONTPELIER RE HOLDINGS LTD.
Summary Consolidated Income Statements (unaudited)
$ in millions, except per share amounts

	Q1-08	Q4-07	Q3-07	Q2-07	Q1-07

Underwriting revenues
Gross premiums written	$256.8	$76.3	$128.3	$188.2	$261.0
Reinsurance premiums ceded	34.7	1.8	9.7	21.6	71.7
Net premiums written	222.1	74.5	118.6	166.6	189.3

Gross premiums earned	159.5	179.2	168.7	162.7	174.7
Earned reinsurance premiums ceded	19.2	32.2	30.3	33.6	32.0
Net premiums earned	140.3	147.0	138.4	129.1	142.7

Loss and loss adjustment expenses	76.4	30.6	37.1	50.2	59.6
Acquisition costs	21.7	20.0	20.0	19.8	18.5
General and administrative expenses	27.8	27.1	23.0	20.4	15.4
Underwriting income	14.4	69.3	58.3	38.7	49.2

Net investment income	24.5	33.1	31.9	34.4	33.1
Interest and other financing expenses	7.2	9.2	8.6	8.2	8.5
Other revenue	1.3	2.5	4.6	1.2	2.1
Other non-underwriting expenses	2.9	3.1	3.0	2.9	2.9
Minority interest expense - Blue Ocean	1.9	5.1	4.9	9.2	12.7
Operating income [1]	28.2	87.5	78.3	54.0	60.3

Net realized and unrealized gains (losses) on investments, foreign exchange and income taxes.	(27.9)	3.0	23.0	(3.3)	13.0

Net income	0.3	90.5	101.3	50.7	73.3

Other comprehensive income items	(2.1)	(2.6)	0.7	0.8	(0.7)

Comprehensive income (loss)	$(1.8)	$87.9	$102.0	$51.5	$72.6

Loss and loss adjustment expense ratio:
Current year	69.4%	23.6%	30.1%	54.0%	47.5%
Prior year	-14.9%	-2.8%	-3.3%	-15.2%	-5.7%
Loss and loss adjustment expense ratio	54.5%	20.8%	26.8%	38.8%	41.8%
Acquisition costs ratio	15.5%	13.7%	14.5%	15.4%	13.0%
General and administrative expense ratio	19.7%	18.4%	16.6%	15.8%	10.8%
Combined ratio	89.7%	52.9%	57.9%	70.0%	65.6%

Diluted operating income per share [1]	$0.32	$0.93	$0.82	$0.56	$0.62
Diluted comprehensive income (loss) per share	$(0.02)	$0.94	$1.07	$0.54	$0.75
Operating income / Avg shareholders' equity	1.8%	5.3%	4.9%	3.5%	4.0%
Comprehensive income / Avg shareholders' equity	-0.1%	5.4%	6.4%	3.3%	4.8%

[1] Excludes net realized and unrealized gains (losses) on investments, foreign exchange and income taxes. See Page 12 for calculation and Page 13 for a discussion of our use of certain Financial Measures Disclosures.

MONTPELIER RE HOLDINGS LTD.
Premium Analysis by Quarter (unaudited)
$ in millions

	Q1-08	Q4-07	Q3-07	Q2-07	Q1-07

Gross premiums written

Property catastrophe excess of loss	$139.8	$20.9	$48.4	$115.5	$150.6
Property retrocession	23.3	1.4	12.1	13.6	30.5
Property Catastrophe	163.1	22.3	60.5	129.1	181.1

Property risk excess of loss	16.8	1.8	16.8	1.9	20.8
Property pro-rata	17.8	12.2	9.9	8.1	10.4
Property direct & facultative	11.8	5.0	17.7	24.0	13.9
Property Specialty	46.4	19.0	44.4	34.0	45.1

Personal accident & WCA	4.4	3.8	3.1	4.1	2.1
Casualty	14.3	23.2	11.5	9.4	13.9
Marine & miscellaneous	14.6	3.8	4.2	6.7	7.1
Sabotage & terrorism	11.2	1.1	2.4	3.3	9.1
Aviation	2.6	3.1	2.2	1.6	2.6
Other Specialty	47.1	35.0	23.4	25.1	34.8

Excess and Surplus Lines	0.2	-	-	-	-

Total	$256.8	$76.3	$128.3	$188.2	$261.0

Rolling 12 month total - gross premiums written	$649.6	$653.8	$662.8	$655.6	$763.6

Rolling 12 month total - net premiums written	$581.8	$549.0	$527.7	$516.9	$622.2

MONTPELIER RE HOLDINGS LTD.
Losses Paid to Incurred Analysis (unaudited)
$ in millions

	Three months ended Mar 31, 2008			Three months ended Mar 31, 2007
	Gross	Recoveries	Net	Gross	Recoveries	Net

Reserve for losses, beginning of period	$860.7	$152.5	$708.2	$1,089.2	$197.3	$891.9

Losses incurred
Current year	107.5	10.1	97.4	72.7	5.0	67.7
Prior years	(17.7)	3.3	(21.0)	(6.3)	1.8	(8.1)
Total losses incurred	89.8	13.4	76.4	66.4	6.8	59.6

Paid losses
Current year	0.9	-	0.9	0.7	0.1	0.6
Prior years	102.9	26.6	76.3	149.4	20.4	129.0
Total paid losses	103.8	26.6	77.2	150.1	20.5	129.6

Reserve for losses, end of period	$846.7	$139.3	$707.4	$1,005.5	$183.6	$821.9

MONTPELIER RE HOLDINGS LTD.
Losses and Loss Ratios by Line (unaudited)
$ in millions

	Q1-08	Q4-07	Q3-07	Q2-07	Q1-07		Q1-08	Q4-07	Q3-07	Q2-07	Q1-07
Property Catastrophe						Other Specialty

Net reserves: start	236.7	256.8	281.9	277.1	302.9	Net reserves: start	274.2	278.2	281.8	300.3	317.4
Change in prior AY	(19.4)	(1.2)	0.5	(5.8)	2.5	Change in prior AY	(6.4)	(0.3)	(3.1)	(2.4)	-
Paid losses [1]	(43.4)	(23.4)	(44.1)	(27.7)	(68.6)	Paid losses [1]	(12.6)	(19.4)	(13.0)	(30.8)	(31.5)
Current yr. incurred losses	18.9	4.5	18.5	38.3	40.3	Current yr. incurred losses	18.1	15.7	12.5	14.7	14.4
Net reserves: end	192.8	236.7	256.8	281.9	277.1	Net reserves: end	273.3	274.2	278.2	281.8	300.3

IBNR	100.7	122.0	134.2	149.4	123.7	IBNR	178.5	176.5	171.3	172.6	170.0
Net earned premium	79.2	81.7	79.8	79.1	85.0	Net earned premium	25.4	36.1	24.0	25.2	22.9

Net loss ratio	-0.6%	4.0%	23.8%	41.1%	50.4%	Net loss ratio	46.1%	42.7%	39.2%	48.8%	62.9%
Prior AY adjusts.	-24.5%	-1.5%	0.6%	-7.3%	2.9%	Prior AY adjusts.	-25.2%	-0.8%	-12.9%	-9.5%	0.0%

Property Specialty						TOTAL

Net reserves: start	197.3	220.1	231.9	244.5	271.6	Net reserves: start	708.2	755.1	795.6	821.9	891.9
Change in prior AY	4.8	(2.5)	(2.0)	(11.5)	(10.6)	Change in prior AY	(21.0)	(4.0)	(4.6)	(19.7)	(8.1)
Paid losses [1]	(21.1)	(34.8)	(20.5)	(17.9)	(29.5)	Paid losses [1]	(77.1)	(77.6)	(77.6)	(76.4)	(129.6)
Current yr. incurred losses	60.3	14.5	10.7	16.8	13.0	Current yr. incurred losses	97.3	34.7	41.7	69.8	67.7
Net reserves: end	241.3	197.3	220.1	231.9	244.5	Net reserves: end	707.4	708.2	755.1	795.6	821.9

IBNR	101.5	93.7	95.1	88.3	95.6	IBNR	380.7	392.2	400.6	410.3	389.3
Net earned premium	35.7	29.2	34.6	24.8	34.8	Net earned premium	140.3	147.0	138.4	129.1	142.7

Net loss ratio	182.4%	41.1%	25.1%	21.4%	6.9%	Net loss ratio	54.5%	20.9%	26.8%	38.7%	41.7%
Prior AY adjusts.	13.4%	-8.6%	-5.8%	-46.4%	-30.5%	Prior AY adjusts.	-14.9%	-2.8%	-3.3%	-15.3%	-5.7%

[1] Paid losses are shown net of the impact of foreign exchange valuation and translation.						IBNR as a % of net reserves	54%	55%	53%	52%	47%

MONTPELIER RE HOLDINGS LTD.
Consolidated Invested (unaudited)
$ in millions

	Mar 31	Dec 31	Sept 30	Jun 30	Mar 31
	2008	2007	2007	2007	2007

Market value $
Fixed maturities	$1,520.2	$2,061.5	$2,305.6	$2,275.0	$2,473.7
Equity securities	224.7	220.2	222.9	211.9	205.9
Other investments	104.4	77.7	49.3	30.9	29.6
Cash equivalents	518.9	209.4	166.9	59.5	121.1
Cash	361.7	279.3	178.9	295.8	287.2
Total	$2,729.9	$2,848.1	$2,923.6	$2,873.1	$3,117.5

Market value %
Fixed maturities	56%	72%	78%	80%	79%
Equity securities	8%	8%	8%	7%	7%
Other investments	4%	3%	2%	1%	1%
Cash equivalents	19%	7%	6%	2%	4%
Cash	13%	10%	6%	10%	9%
Total	100%	100%	100%	100%	100%

Fixed maturities allocation
Government & government-sponsored entities	$363.8	$670.4	$764.0	$760.8	$933.0
Corporate debt securities [1]	430.4	600.9	620.6	648.2	645.5
Municipal debt securities	50.3	-	-	-	-
Mortgage-backed and asset-backed securities [2]	675.7	790.2	921.0	866.0	895.2
Total	$1,520.2	$2,061.5	$2,305.6	$2,275.0	$2,473.7

Total investment return
Net investment income	$24.5	$33.1	$31.9	$34.4	$33.1
Net investment gains (losses)	(39.7)	2.4	14.0	(5.2)	15.3
Net derivative and FX gains (losses)	8.4	(0.1)	8.9	2.1	1.7
Change in net unrealized gains (losses)	(2.1)	(2.4)	0.7	0.8	(0.7)
Total	$(8.9)	$33.0	$55.5	$32.1	$49.4

Total quarterly return on average market value %	-0.2%	1.2%	1.9%	1.1%	1.5%

Average yield to worst of fixed maturities and cash equivalents	4.3%	4.7%	4.9%	5.2%	5.1%
Average duration of fixed maturities, cash and cash equivalents	1.42 years	1.47 years	1.71 years	2.03 years	1.43 years
Average credit quality of fixed maturities and cash equivalents	AA+	AA+	AA+	AA+	AA+

[1]	Bank loans have been included in corporate debt securities.
[2]	See Page 8 for additional detail regarding investment in mortgage-backed and asset-backed securities.

MONTPELIER RE HOLDINGS LTD.
Consolidated Investments (unaudited)
$ in millions

At March 31, 2008
			Option		Fair Value
	Fair		Adjusted	Average			Insurance [2]
	Value	Rating	Duration	Life	Subrime	Alt-A	wrapped

Mortgage-backed and asset-backed securities

Residential Mortgage Backed [1]
Conventional	129.4	AAA	4.7	5.9
Balloon	2.8	AAA	1.0	1.3
Miscellaneous	1.6	AAA	1.8	2.3
Total	133.8	AAA	4.6	5.8	-	-	-

Collaterized Residential Mortgage Obligation
Planned Amortization Class	166.5	AAA	2.3	2.6		8.6
Sequential	12.1	AAA	4.7	1.6
Interest Only	5.2	AAA	(34.5)	-
Whole Loan	89.1	AAA	1.9	1.9		10.0
Senior	62.9	AAA	1.3	1.3		8.3
Total	335.8	AAA	1.5	2.1	-	26.9	-

Asset-backed security
Credit card	30.5	AAA	0.6	3.8
Auto	48.9	AAA	1.8	2.1			32.6
Auto	15.1	BBB					15.1
Home Equity	18.7	AAA	0.3	0.5	18.7
Commercial Mortgage Backed Securities	78.3	AAA	2.3	2.9
Miscellaneous	7.1	AAA	2.4	1.6			7.1
Miscellaneous	0.5	BBB					0.5
Total	199.1	AAA	1.7	2.5	18.7	-	55.3

Foreign Asset and Mortgage Backed
Commercial Mortgage Backed Securities	7.0	A	0.1	5.3

Total	675.7	AAA	2.2	2.9	18.7	26.9	55.3

[1]			All Residential Mortgage Backed securities are government agency originated prime residential mortgage pools.
[2]			We estimate that our insurance wrapped investments at March 31, 2008 would be A- or better excluding the effects of financial guarantee enhancements, if they were rated.

MONTPELIER RE HOLDINGS LTD.
Reinsurance Recoverable by Rating (unaudited)
$ in millions

The A.M. Best ratings of our reinsurers related to reinsurance recoverable on paid and unpaid losses as of the dates presented are as follows:

	Mar 31		Dec 31		Sept 30		Jun 30		Mar 31
	2008		2007		2007		2007		2007
Reinsurance recoverable on paid losses

A++	$18.2	60.7%	$9.8	58.3%	$-	-%	$-	-%	$-	-%
A+	1	3.3	0.9	5.4	1.5	10.9	2.0	16.7	2.5	12.2
A	6.7	22.3	2.7	16.1	7.5	54.3	7.5	62.5	13.2	64.4
A-	4.1	13.7	3.4	20.2	4.4	31.9	2.4	20	4.3	21
B+	-	-	-	-	0.4	2.9	0.1	0.8	0.5	2.4
Not rated	-	-	-	-	-	-	-	-	-	-
Recoverable under guarantee of acquired reserves[1]	-	-	-	-	-	-	-	-	-	-

	$30.0	100%	$16.8	100%	$13.8	100%	$12.0	100%	$20.5	100%

Reinsurance recoverable on unpaid losses

A++	$44.4	31.9%	$53.5	35.1%	$64.5	42.8%	$64.8	39.8%	$65.8	35.8%
A+	18.4	13.2	16.2	10.6	11.1	7.4	13.1	8.1	18.1	9.9
A	49.1	35.2	53.6	35.1	46.8	31.1	58.9	36.2	72.1	39.3
A-	11	7.9	12.5	8.2	14.7	9.7	13.2	8.1	13.1	7.1
B+	-	-	-	-	9.3	6.2	10.4	6.4	13	7.1
Not rated	-	-	-	-	4.3	2.8	2.3	1.4	1.5	0.8
Recoverable under guarantee of acquired reserves[1]	16.4	11.8	16.7	11	-	-	-	-	-	-

	$139.3	100%	$152.5	100%	$150.7	100%	$162.7	100%	$183.6	100%

Total reinsurance recoverable

A++	$62.6	36.9%	$63.3	37.3%	$64.5	39.1%	$64.8	37.1%	$65.8	32.1%
A+	19.4	11.5	17.1	10.1	12.6	7.6	15.1	8.6	20.6	10.1
A	55.8	33	56.3	33.3	54.3	32.9	66.4	38	85.3	41.7
A-	15.1	8.9	15.9	9.4	19.1	11.6	15.6	8.9	17.4	8.5
B+	-	-	-	-	9.7	5.9	10.5	6	13.5	6.6
Not rated	-	-	-	-	4.7	2.9	2.4	1.4	2	1
Recoverable under guarantee of acquired reserves[1]	16.4	9.7	16.7	9.9	-	-	-	-	-	-

	$169.3	100%	$169.3	100%	$164.9	100%	$174.8	100%	$204.6	100%

1 In support of MUSIC's remaining loss reserves acquired in 2007, MUSIC specifically had a trust deposit maintained by the seller and reinsurance from third party reinsurers rated A- or better which exceeded the $16.4 million reserve at March 31, 2008. The market value of the trust deposit was $11.6 million as of March 31, 2008. In addition, MUSIC has a full indemnification from the seller covering any adverse development from its past business.

MONTPELIER RE HOLDINGS LTD.
Fully Converted Book Value Per Share (unaudited)
$ in millions, except per share amounts

	Mar 31	Dec 31	Sept 30	Jun 30	Mar 31
	2008	2007	2007	2007	2007

Numerator

Book value per share numerator (common shareholders' equity)	$1,569.5	$1,653.1	$1,630.0	$1,540.6	$1,559.5
Proceeds from assumed exercise of variable forward [1]	-	-	-	-	-
Proceeds from assumed exercise of outstanding options	-	-	-	-	-
Intangible asset	(4.7)	(4.7)	-	-	-

Fully converted tangible book value per share numerator	$1,564.8	$1,648.4	$1,630.0	$1,540.6	$1,559.5

Denominator (in shares)

Common shares outstanding	94,505,314	99,290,078	102,617,706	103,067,067	111,778,122
Less: common shares subject to share issuance agreements [1]	(7,920,000)	(7,920,000)	(7,920,000)	(7,920,000)	(15,694,800)
Book value per share denominator	86,585,314	91,370,078	94,697,706	95,147,067	96,083,322

Shares issuable in connection with forward sale agreements	-	-	-	-	-
Dilutive effect of share obligations under benefit plans	1,789,328	1,109,083	1,030,164	920,473	917,041
Shares outstanding upon exercise of outstanding options	-	-	-	-	-

Fully converted book value per share denominator	88,374,642	92,479,161	95,727,870	96,067,540	97,000,363

Book value per share	$18.13	$18.09	$17.21	$16.19	$16.23

Fully converted book value per share	$17.76	$17.88	$17.03	$16.04	$16.08

Fully converted tangible book value per share	$17.71	$17.82	$17.03	$16.04	$16.08

Dividend per common share	$0.075	$0.075	$0.075	$0.075	$0.075
Change in FCBVPS [2]: Quarter	-0.6%	5.0%	6.2%	-0.2%	4.0%
Change in FCBVPS adj for Dvds [3] : Quarter	-0.3%	5.4%	6.6%	0.2%	4.4%
Change in FCBVPS adj for Dvds [3] : Rolling 12 months	12.3%	17.6%	23.3%	25.9%	33.8%
Annualized Change in FCBVPS adj for Dvds [3] since inception	9.6%

[1] Fully converted book value per share incorporates the assumption that the common shares issuable in connection with the forward sale agreements would not be issued in any period in which the ending FCBVPS falls between the contractual cap and floor prices.

2 FCBVPS = Fully converted book value per share. See Page 13 for a discussion of our use of certain Financial Measures Disclosures.
[3] Change in FCBVPS adj for Dvds is the internal rate of return of the increase in fully converted book value per share in the period plus dividends accrued. See Page 13 for a discussion of our use of certain Financial Measures Disclosures.

MONTPELIER RE HOLDINGS LTD.
Securities Convertible into Common Shares (unaudited)
$ in millions, except per share amounts

	Mar 31	Dec 31	Sept 30	Dec 31
	2008	2007	2007	2006

Common shares subject to forward sale agreements [1]	7,920,000	7,920,000	7,920,000	15,694,800
Warrants outstanding	-	-	-	7,172,358
Share obligations under benefit plans	1,789,328	1,109,083	1,030,164	473,771
Total	9,709,328	9,029,083	8,950,164	23,340,929

Common shares subject to forward sale agreements:

Forward sale agreement A
Proceeds to the Company assuming physical settlement at maturity				$89,100,000
Forward floor price				$11.25
Number of shares to be delivered at and below the forward floor price				7,774,800
Forward cap price				$18.375
Number of shares to be delivered at the forward cap price				4,848,980

Forward sale agreement B
Proceeds to the Company assuming physical settlement at maturity			$89,100,000	$89,100,000
Forward floor price			$11.25	$11.25
Number of shares to be delivered at and below the forward floor price			7,920,000	7,920,000
Forward cap price			$18.375	$18.375
Number of shares to be delivered at the forward cap price			4,848,980	4,848,980

Forward sale agreement C2
Proceeds to the Company assuming physical settlement at maturity	$44,550,000	$44,550,000
Forward floor price	$11.25	$11.25
Number of shares to be delivered at and below the forward floor price	3,960,000	3,960,000
Forward cap price	$22.00	$22.00
Number of shares to be delivered at the forward cap price	2,025,001	2,025,001

Forward sale agreement D2
Proceeds to the Company assuming physical settlement at maturity	$44,550,000	$44,550,000
Forward floor price	$11.25	$11.25
Number of shares to be delivered at and below the forward floor price	3,960,000	3,960,000
Forward cap price	$23.00	$23.00
Number of shares to be delivered at the forward cap price	2,424,490	2,424,490

[1]The numbers above are provided for illustrative purposes. The actual mechanics of the forward sale agreements are governed by the documents filed with the SEC on June 2, 2006, January 3, 2007 and December 6, 2007.

[2]Variable forward B was amended in December 2007 illustrated above as forward sale agreements C and D. Pursuant to the amendment, the Forward Sale Agreement has been divided into two tranches, each relating to 3,960,000 common shares. The term of the first tranche (agreement C) settles in October 2009 with a forward cap price per share of $22.00. The second tranche (agreement D) settles in November 2009 with a forward cap per share of $23.00.

MONTPELIER RE HOLDINGS LTD.
Basic and Diluted Earnings Per Share (unaudited)
$ in millions, except per share amounts

	Q1-08	Q4-07	Q3-07	Q2-07	Q1-07

Numerator
Operating income [1]	$28.2	$87.5	$78.3	$54.0	$60.3
Adjustment related to dividends declared on warrants	-	-	-	-	(0.5)
Adjusted operating income	28.2	87.5	78.3	54.0	59.8
Net realized and unrealized gains (losses), foreign exch. and taxes	(27.9)	3.0	23.0	(3.3)	13.0
Adjusted net income	0.3	90.5	101.3	50.7	72.8

Other comprehensive income items	(2.1)	(2.6)	0.7	0.8	(0.7)

Adjusted comprehensive income (loss)	$(1.8)	$87.9	$102.0	$51.5	$72.1

Denominator
Average common shares outstanding	96,352,926	100,865,497	102,736,228	105,971,680	111,776,495
Less: common shares subject to issuance agreements	(7,920,000)	(7,920,000)	(7,920,000)	(10,511,600)	(15,694,800)
Average common shares outstanding - Basic	88,432,926	92,945,497	94,816,228	95,460,080	96,081,695

Dilutive effect of share obligations under benefit plans	746,784	646,489	509,590	366,378	256,423
Dilutive effect of shares issuable in connection with forward
sale agreements		-	-	2,198	-
Average common & common equivalent shares
outstanding - diluted	89,179,710	93,591,986	95,325,818	95,828,656	96,338,118

Basic operating income per share [1]	$0.32	$0.94	$0.83	$0.56	$0.62
Basic net income per share	$-	$0.97	$1.07	$0.53	$0.76
Basic comprehensive income (loss) per share	$(0.02)	$0.95	$1.08	$0.54	$0.75

Diluted operating income per share [1]	$0.32	$0.93	$0.82	$0.56	$0.62
Diluted income per share	$-	$0.97	$1.06	$0.53	$0.76
Diluted comprehensive income (loss) per share	$(0.02)	$0.94	$1.07	$0.54	$0.75

[1] Excludes net realized and unrealized gains (losses) on investments, foreign exchange and income taxes. See Page 13 for a discussion of the use of certain Financial Measures Disclosures.

MONTPELIER RE HOLDINGS LTD.
Financial Measures Disclosures

Financial Measures Disclosures

In presenting our results, we have included and discussed certain financial measures.  These measures are important for an understanding of our overall results of operations. We believe that these measures are important to investors and other interested parties, and that such persons benefit from having a consistent basis for comparison with other companies within the industry. However, these measures may not be comparable to similarly titled measures used by companies either inside or outside of the insurance industry.

In addition to presenting net income, management believes that showing operating income, which is net income excluding net realized and unrealized gains (losses), net foreign exchange gains (losses) and income taxes, enables investors and other users of our financial information to analyze our performance in a manner similar to how management analyzes the Company's performance. These measures focus on the underlying fundamentals of our operations without the influence of realized and unrealized gains (losses) from investments, which is driven by the timing of the disposition of investments and the change in our investments' market value and not by our operating performance, or foreign exchange movements and income taxes, which are unrelated to our underlying business. Montpelier believes that analysts and certain rating agencies who follow us exclude these items from their analysis for the same reasons.

This financial supplement also contains the presentation of 'fully converted book value per share'. The calculation is based on total shareholders' equity plus the assumed proceeds from the exercise of outstanding warrants (when dilutive), divided by the sum of common shares and dilutive common share equivalents outstanding (assuming their exercise or issuance). The Company believes that fully converted book value per share more accurately reflects the value attributable to a common share.

This financial supplement also contains the presentation of 'change in fully converted book value adjusted for dividends'. This calculation represents the internal rate of return of the increase in fully converted book value per share (described above) in the period plus dividends declared. Management believes that this measure most accurately reflects the return received by the Company's shareholders, as it takes into account the effect of all dilutive securities and the effect of dividends.